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                                                                     Exhibit 10f
                                                                          Page 1


                               SECOND AMENDMENT TO
                        FINANCING AND SECURITY AGREEMENT



         THIS SECOND AMENDMENT TO FINANCING AND SECURITY AGREEMENT, dated as of December 23, 1996, is by and among FIRST UNION COMMERCIAL CORPORATION ("Lender"), ELLETT BROTHERS, INC. ("Ellett"), LEISURE SPORTS MARKETING, INC. ("Leisure"), EVANS SPORTS, INC., ("Evans"), SAFESPORT MANUFACTURING COMPANY ("Safesport"), and VINTAGE EDITIONS, INC. ("Vintage") (hereinafter Ellett, Leisure, Evans, Safesport and Vintage may be referred to collectively as the "Borrower").


RECITAL

         A. The Lender, Ellett and Evans have entered into that certain Financing and Security Agreement, dated June 10, 1994, as amended April 21, 1995 (the "Financing Agreement").

         B. Subsequent to the date of the Financing Agreement, Leisure, Safesport and Vintage have been formed and have acquired various assets.

         C. Leisure, Safesport and Vintage desire to become parties to the Financing Agreement and the Lender has agreed to permit Leisure, Safesport and Vintage to become parties to the Financing Agreement and has also agreed to make various other amendments to the Financing Agreement as set forth herein.

         NOW, THEREFORE, the parties hereto agree as follows:

                  1. The Financing Agreement is hereby amended as follows:

                           (a) The introductory paragraph of the Financing
                  Agreement is amended in its entirety so that such paragraph now reads as follows:

                                    AGREEMENT made June 10, 1994, as amended
                           April 21, 1995 and December 23, 1996, by and between ELLETT BROTHERS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Ellett"), EVANS SPORTS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Evans"), LEISURE SPORTS MARKETING, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Leisure"), SAFESPORT MANUFACTURING COMPANY, a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Safesport") and VINTAGE EDITIONS, INC., a business corporation duly organized under the laws of the State of South Carolina having a principal place of business at 267 Columbia Avenue, Chapin, South Carolina 29036 ("Vintage") (herein Ellett, Evans, Leisure, Safesport and Vintage are collectively referred to as "Borrower") and FIRST UNION COMMERCIAL CORPORATION ("Lender") with its principal place of business at Charlotte, North Carolina.

                           (b) The first paragraph of Section 1(a) is amended in
                  its entirety so that such paragraph now reads as follows:





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                                                                     Exhibit 10f
                                                                          Page 2


                           Lender agrees to make loans (the "Loans") to Borrower
                  from time to time up to the sum of the following amounts (hereinafter such sum shall be referred to as the "Borrowing Base"):

                                    (A) an amount equal to 85% of the
                           outstanding amount of "Eligible Trade Receivables" of Ellett; plus

                                    (B) an amount equal to 85% of "Eligible
                           Dated Trade Receivables" of Ellett; provided, however, the foregoing amount specified in this subsection (B) shall not exceed 50% of the Receivables of Ellett; plus

                                    (C) an amount equal to the sum of 70% of
                           "Eligible Hunting and Shooting Sports Finished Goods Inventory" of Ellett plus 50% of "Eligible Marine Finished Goods Inventory" of Ellett plus an amount equal to 50% of the "Eligible Subsidiary Inventory"; provided, however, such sum specified in this subsection (C) shall not exceed $25,000,000.00 at any time outstanding; plus

                                    (D) an amount equal to 85% of the "Eligible
                           Subsidiary Receivables";

                           provided, however, the outstanding principal amount of the Loans, plus the aggregate stated amount of outstanding Drafts (as defined below) plus the Letter of Credit Obligations (as defined below) shall not exceed $40,000,000.00 at any time; provided further, each Loan which bears interest at the Three Month LIBOR Rate plus the Applicable Margin shall be in a minimum amount of $1,000,000.00 and in multiples of $1,000,000.00 in excess thereof.

                           (c) Section 2 is amended by adding the following
                  definitions in the alphabetically appropriate places:

                                    "Eligible Subsidiary Inventory" means
                           Inventory of Leisure, Evans, Safesport and Vintage which is and at all times shall continue to be acceptable to Lender in all respects. Standards of eligibility shall be fixed and revised from time to time solely by Lender in its exclusive judgment.

                                    "Eligible Subsidiary Receivables" means
                           Receivables of Leisure, Evans, Safesport and Vintage which is and at all times shall continue to be acceptable to Lender in all respects. Standards of eligibility shall be fixed and revised from time to time solely by Lender in its exclusive judgment.

                           (d) Section 11(iii) is amended in its entirety so
                  that such Section now reads as follows:

                                    (iii) (A) declare or pay any cash dividends
                           or make any other cash distributions to its stockholders; or (B) repurchase, redeem or retire any of its capital stock; provided, however, Borrower shall be permitted to make such dividend payments, cash distributions, repurchases, redemptions or retirements in fiscal year 1996 in an aggregate amount equal to $1,800,000 and in any fiscal year thereafter in an aggregate amount equal to 60% of Borrower's net income after taxes for such fiscal year;

                           (e) Section 11(iv) is amended in its entirety so that
                  such Section now reads as follows:

                                    (iv) guarantee, assume, sell with recourse,
                           endorse, contingently agree to purchase, become surety for, or otherwise become liable upon the obligation of any other person, firm or corporation other than by endorsement of negotiable instruments for




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                                                                     Exhibit 10f
                                                                          Page 3


                           deposit or collection or similar transactions in the ordinary course of business and other than the guaranties executed by Ellett guaranteeing the obligations of Evans, Leisure, Safesport and/or Vintage;

                           (f) Section 11(vii) is amended in its entirety so
                  that such Section now reads as follows:

                              (vii) allow Borrower's ratio of net income before
                           interest and taxes to interest expense as of the last day of fiscal year 1996 (computed for such fiscal year) to be less than 1.7 to 1.0 or as of the last day of each fiscal year thereafter (computed for each such fiscal year) to be less than 2.0 to 1.0;

                           (g) Section 11(ix) is amended in its entirety so that
                  such Section now reads as follows:

                               (ix) allow aggregate capital expenditures made
                           during fiscal year 1994, 1995 or 1996 to exceed $750,000.00 or made during fiscal year 1997 to exceed $1,500,000.00; provided, however, Borrower may make additional capital expenditures during fiscal years 1994, 1995 and 1996 in an aggregate amount of up to $4,000,000.00.

                           (h) Section 17 is amended by adding the following
                  inventory locations of Evans, Safesport and Vintage:

                   Evans:         801 Industrial Drive
                                       Houston, Texas County, Missouri

                  Safesport:      786 Wilson
                                       Newberry, Newberry County,
                                       South Carolina

                                       267 Columbia Avenue
                                       Chapin, Lexington, South Carolina

                  Vintage:        88 Buff Lane
                                       Taylorsville, Alexander County,
                                       North Carolina

                           (i) The first sentence of Section 20 of the Financing
                  Agreement is hereby amended in its entirety so that such sentence now reads as follows:

                                    This Agreement shall have an initial term
                           commencing on the date hereof through and including January 31, 1998 and shall be automatically renewed for successive periods of one year unless terminated as herein provided.

                  2. Ellett, Evans, Leisure, Safesport and Vintage agree that
         (a) Ellett, Evans, Leisure, Safesport and Vintage are included within the term "Borrower" for all purposes in the Financing Agreement, (b) Ellett, Evans, Leisure, Safesport and Vintage are jointly and severally obligated to repay the Obligations (as defined in the Financing Agreement), (c) the Obligations (as defined in the Financing Agreement) include all obligations, liabilities and indebtedness of each of Ellett, Evans, Leisure, Safesport and Vintage to the Lender and (d) Ellett, Evans, Leisure, Safesport and Vintage have each granted the Lender a security interest in all of their respective Receivables (as defined in the Financing Agreement), Inventory (as defined in the Financing Agreement) and Collateral (as defined in the Financing Agreement) to secure the Obligations.

                  3. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original.




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                                                                     Exhibit 10f
                                                                          Page 4



                  4. Ellett, Evans, Leisure, Safesport and Vintage will each execute such additional documents as are reasonably requested by the Lender to reflect the terms and conditions of this Second Amendment and will cause to be delivered such certificates, legal opinions and other documents as are reasonably required by the Lender. In addition, Ellett, Evans, Leisure, Safesport and Vintage will pay all costs and expenses in connection with the preparation, execution and delivery of the documents executed in connection with this transaction, including, without limitation, the reasonable fees and out-of-pocket expenses of special counsel to the Lender as well as any and all filing and recording fees and stamp and other taxes with respect thereto and to save the Lender harmless from any and all such costs, expenses and liabilities.

                  5. This Second Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this Second Amendment to produce or account for more than one counterpart.

                  6. THIS SECOND AMENDMENT AND THE OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION HEREWITH (UNLESS SPECIFICALLY STIPULATED TO THE CONTRARY IN SUCH DOCUMENT OR AGREEMENT), AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER, SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.



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                                                                     Exhibit 10f
                                                                          Page 5



         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their duly authorized corporate officers as of the day and year first above written.


                                         ELLETT BROTHERS, INC.


                                         By:________________________________
                                                                         (Title)


                                         EVANS SPORTS, INC., a South
                                          Carolina corporation

                                         By:________________________________
                                                                         (Title)


                                         LEISURE SPORTS MARKETING, INC., a
                                          South Carolina corporation


                                         By:________________________________
                                                                         (Title)


                                         SAFESPORT MANUFACTURING COMPANY, a
                                          South Carolina corporation

                                         By:________________________________
                                                                         (Title)


                                         VINTAGE EDITIONS, INC., a
                                          South Carolina corporation

                                         By:________________________________
                                                                         (Title)


                                         FIRST UNION COMMERCIAL CORPORATION


                                         By:_______________________________
                                                                         (Title)